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                                  EXHIBIT 10.41

                          SECURITY AGREEMENT AND PLEDGE

        THIS SECURITY AGREEMENT AND PLEDGE (the "Agreement") is made and entered into as of the 23rd day of May, 2003, by and between ANGELA UCHHOLZ CHILDREN'S TRUST ("Pledgor") and FIRST SAVINGS BANK, A F.S.B. ("Secured Party").

I.      Collateral and Obligations.

        Pledgor is the legal and equitable owner of Southwest Securities, Inc. Account Number 155156765 (the "Collateral"). Contemporaneous with Pledgor's execution hereof, FIRST CONSUMER CREDIT, INC. ("Borrower") shall execute that one certain promissory note, payable to the order of Secured Party, in the original principal amount of $4,000,000.00 (the "Note"). As used herein, the term "Obligations" shall mean:

        (a) All indebtedness, liabilities and obligations arising under the Note and this Agreement; and

        (b) All loans and advances which Secured Party may hereafter make to Borrower and/or Pledgor; and

        (c) All other and additional indebtedness, liabilities and obligations of every kind and character, of Borrower and/or Pledgor now or hereafter existing in favor of Secured Party, regardless of whether they are direct, indirect, primary, secondary, joint, several, joint and several, liquidated, unliquidated, fixed or contingent, and regardless of whether the same may, prior to their acquisition by Secured Party, be or have been payable to some other person or entity, it being the intention and contemplation of Borrower and/or Pledgor and Secured Party that future advances may be made to Borrower and/or Pledgor for a variety of purposes, that Borrower and/or Pledgor may guarantee (or otherwise become directly or contingently obligated with respect to) the obligations of others to Secured Party, and that Secured Party may, from time to time, acquire from others obligations of Borrower and/or Pledgor to such others, or that Borrower and/or Pledgor may otherwise hereafter be or become further indebted to Secured Party, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligations secured hereby; and

        (d) The payment and performance by Borrower and/or Pledgor of all of its obligations under (i) any loan agreement now or hereafter executed by and between Borrower, Pledgor and Secured Party, together with all amendments, modifications, renewals, restatements, rearrangements, or extensions thereof, and (ii) any and all other security agreements, mortgages, deeds of trust, collateral pledge agreements, assignments or contracts of any kind now or hereafter existing as evidence of, security for, or otherwise executed in connection with any indebtedness, obligation or liability of Borrower and/or Pledgor to Secured Party; and

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        (e)     Any and all renewals, increases, extensions, modifications, rearrangements, or restatements of all or any part of the loans, advances, indebtedness, liabilities, and obligations described or referred to in subparagraphs (a) through (d) above, together with all costs, expenses and attorneys' fees incurred in connection with the enforcement or collection thereof.

        In order to secure the Obligations, Pledgor hereby pledges, transfers and assigns to Secured Party and grants to Secured Party a security interest in and to any and all present and future rights, title and interest of Pledgor in and to the Collateral.

II.     WARRANTIES AND COVENANTS OF PLEDGOR.

        The Pledgor hereby warrants to Secured Party and covenants and agrees with Secured Party as follows:

        (a) That Pledgor is the sole legal and equitable owner and holder of the Collateral; that Pledgor has the authority to execute this Agreement; and that this Agreement constitutes the legal, valid and binding obligation of Pledgor.

        (b) That Pledgor has not heretofore transferred, assigned, pledged, hypothecated or granted any security interest in all or any portion of the Collateral; that Pledgor has full right and power to make the transfer, pledge and assignment and grant the security interest granted hereby;

        (c) That Pledgor has received direct benefit from the loan evidenced by the Note; and that the pledge of the Collateral hereunder was a condition to the granting of such loan;

        (d) That Pledgor shall, at Pledgor's sole cost and expense, execute and deliver any financing statements or other documents which Secured Party reasonably requests to protect or perfect the assignment, pledge, transfer and grant of the security interest made herein;

        (e) That Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral nor have any duty or responsibility whatsoever to take any steps to preserve any rights of Pledgor in the Collateral;

        (f) That Pledgor shall not sell, mortgage, hypothecate, assign or otherwise transfer the Collateral or any portion thereof without the prior written consent of Secured Party;

        (g) That the Collateral (if the same is securities) is validly issued and outstanding, fully paid and non-assessable, and not issued in violation of any preemptive rights of any person or of any agreement by which the issuer or obligor thereof, or Pledgor, is bound (or without the consent of other parties to such an agreement); and

        (h) That should the Collateral, or any part thereof, ever be in any manner converted by the Pledgor or otherwise into another type of property or any dividends, money or other proceeds ever be paid or delivered to the Pledgor as a result of the Pledgor's rights in the Collateral then in any

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such event, all such property, dividends, money and other proceeds shall become part of the Collateral assigned hereunder, and the Pledgor covenants forthwith to pay or deliver to the Secured Party all of the same which is susceptible of delivery and, at the same time, if the Secured Party deems it necessary and so requests, the Pledgor will properly endorse or assign the same in such manner as may be directed by the Secured Party.

III.    EVENTS OF DEFAULT.

        Each of the following events shall constitute an "Event of Default" hereunder:

        (a)     A default or event of default under the Note, or this Agreement;
or

        (b) A default under any of the other documents evidencing or securing the Obligations or any portion thereof or executed or delivered in connection therewith (collectively, the "Loan Documents").

        (c) If Pledgor shall (i) seek entry of an order for relief as a debtor in a proceeding under the Bankruptcy Code, (ii) seek consent to or not contest the appointment of a receiver or trustee for Pledgor or for all or any part of Pledgor's property, (iii) file a petition seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or any other competent jurisdiction, (iv) make a general assignment for the benefit of creditors or (v) admit in writing Pledgor's inability to pay the debts as they mature.

        (d) If (i) a petition is filed against Pledgor seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States, or any state or other competent jurisdiction enters an order, judgment or decree appointing, without the consent of Pledgor, a receiver or trustee for Pledgor, or for all or any part of its or his property, and (ii) such petition, order, judgment or decree shall not be and remain discharged or stayed within a period of sixty (60) days after its entry.

        (e) The death, incapacity, business failure, or similar event affecting Pledgor.

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IV.     REMEDIES UPON EVENT OF DEFAULT.

        (a) Upon the occurrence of any Event of Default, Secured Party shall have the following rights with respect to the Collateral:

                (1) To sell the Collateral or any part thereof, upon giving at least ten (10) days' prior notice to Pledgor of the time and place of sale (which notice Pledgor and Secured Party agree is reasonable), for cash or upon credit or for future delivery, Pledgor hereby waiving all rights, if any, of marshalling the Collateral and any other security for the Obligations, and at the option and in the complete discretion of Secured Party, either:

                        (A)     at public sale; or

                        (B) at private sale, in which event such notice shall also contain the terms of the proposed sale, and Pledgor shall have until the time of such proposed sale in which to redeem the Collateral or to procure a purchaser willing, ready and able to purchase the Collateral on terms more favorable to Pledgor, Secured Party and the holder of the Note, and if such a purchaser is so procured, then Secured Party shall sell the Collateral to the purchaser so procured; and

                (2) To bid for and to acquire, unless prohibited by applicable law, free from any redemption right, the Collateral, or any part thereof, and, if Secured Party is then the holder of the Obligations or any interest therein, in lieu of paying cash therefor, Secured Party may make settlement for the selling price by crediting the net selling price, if any, after deducting all costs and expenses of every kind, upon the outstanding principal amount of the Obligations, in such order and manner as Secured Party, in its sole discretion, may deem advisable. The Secured Party, upon so acquiring the Collateral, or any part thereof, shall be entitled to hold or otherwise deal with or dispose of the same in any manner not prohibited by applicable law; and

                (3) To enforce any other remedy available to Secured Party at law or in equity.

From time to time Secured Party may, but shall not be obligated to, postpone the time and change the place of any proposed sale of any of the Collateral for which notice has been given as provided above, upon giving at least five (5) days' prior notice to Pledgor (which notice Pledgor and Secured Party agree is reasonable) of the new time and place of such sale whenever, in the judgment of Secured Party, such postponement or change is necessary or appropriate in order that the provisions of this Agreement applicable to such sale may be fulfilled or in order to obtain more favorable conditions under which such sale may take place.

        (b) In case of any sale by Secured Party of any of the Collateral on credit or for future delivery, which may be elected at the option and in the complete discretion of Secured Party, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser, but Secured Party shall incur no liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly

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sold. After deducting all costs or expenses of every kind (including, without limitation, the reasonable attorneys' fees and legal expenses incurred by Secured Party), Secured Party shall apply the residue of the proceeds of any sale or sales, if any, to pay the principal of and interest upon the Obligations in such order and manner as Secured Party in its sole discretion may deem advisable. The excess, if any, shall be paid to Pledgor. Secured Party shall not incur any liability as a result of the sale of the Collateral at any private sale or sales.

        (c) Secured Party shall have all rights, remedies and recourse granted in the Note and any other instrument executed to provide security for or in connection with the payment and performance of the Obligations and/or existing at common law or equity (including specifically those granted by the Texas Business and Commerce Code, and the right of offset), and such rights and remedies (1) shall be cumulative and concurrent, (2) may be pursued separately, successively or concurrently against Pledgor and any other party obligated under the Obligations, or against the Collateral, or any of such Collateral, or any other security for the Obligations, or any of them, at the sole discretion of Secured Party, (3) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (4) are intended to be and shall be, non-exclusive.

        (d) Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by Secured Party in connection with an Event of Default, Pledgor shall not be subrogated thereby to any rights of Secured Party against the Collateral or any other security for the Obligations, or any of them, or Pledgor or any property of Pledgor, nor shall Pledgor be deemed to be the owner of any interest in any of the Obligations, nor shall Pledgor exercise any rights or remedies with respect to Pledgor or the Collateral or any other security for Obligations or any of them or the property of Pledgor until all Obligations have been paid to Secured Party and are fully performed and discharged.

        (e) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be required to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action shall be presumed conclusively to have been performed or to have occurred.

        (f) Pledgor hereby agrees to cooperate fully with Secured Party in order to permit Secured Party to sell, at foreclosure or other private sale, the Collateral pledged hereunder in accordance with the terms hereof. Specifically, Pledgor agrees to fully comply with the security laws of the United States, and the State of Texas, and to take such action as may be necessary to permit Secured Party to sell or otherwise transfer the securities pledged hereunder in compliance with such laws. Without limiting the foregoing, Pledgor, at its own expense, upon request by Secured Party, agrees to effect and obtain such registrations, filings, statements, rulings, consents and other matters as Secured Party may request.

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        (g)     In the event there exists any legal restrictions or limitation relating to the Securities Act of 1933, as amended, or any other laws or regulations, affecting Secured Party in any attempts to dispose of any portion of the Collateral in the enforcement of its rights and remedies hereunder, Secured Party is hereby authorized by Pledgor, but not obligated, in there is an Event of Default hereunder, to sell all or any part of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. Secured Party is further hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do other things as Secured Party may deem appropriate in the event of a sale or disposition of the Collateral or any portion thereof. Pledgor understands that Secured Party may, in its sole discretion, approach a restricted number of potential purchasers, and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if the same were registered and sold in an open market, and Pledgor agrees that such private sales shall constitute a commercially reasonable method of disposing of the Collateral.

V.      NOTICES

        All notices, consents and other communications under this Agreement shall be in writing and shall be validly given if sent by United States registered or certified mail, postage prepaid, return receipt requested, addressed to the parties at the following respective addresses:

        Pledgor:

        Angela Buchholz Children's Trust
        3715 Foxcroft Rd.
        Charlotte, NC 28211
        Attention: Angela Buchholz

        Secured Party:

        First Savings Bank, A F.S.B.
        301 S. Center Street
        Arlington, Texas 76004-1959
        Attention: Ken Kizer, Vice President

Each party shall have the right to change its address, for purposes of notice, by giving notice to the other parties hereto, as aforesaid.

VI.     BINDING EFFECT; MISCELLANEOUS.

        (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the undersigned and their respective successors and assigns.

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        (b)     The headings to the various paragraphs of this Agreement shall have been inserted for convenient reference only and shall not modify, define, limit or expand the expressed provisions of this Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

        (c) No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

        (d) All covenants, duties and obligations of Pledgor under this Agreement shall be performed in Arlington, Tarrant County, Texas.

        (e) The remedies given to Secured Party hereunder are cumulative and in addition to any and all other rights which Secured Party may have against Pledgor or any other person or firm, at law or in equity, including exoneration and subrogation, or by virtue of any other agreement.

        (f) The Secured Party is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing, delivering or filing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and irrevocable.

        (g) This Agreement and the provisions set forth herein, shall continue until payment in full of the Obligations.

        EXECUTED to be effective on the date first above written.

                                            PLEDGOR:

                                            ANGELA BUCHHOLZ CHILDREN'S TRUST

                                            By:       /s/ Angela Buchholz
                                               ---------------------------------
                                                    Angela Buchholz, Trustee

3382362v1

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